THE PRUDENTIAL SERIES FUND

PSF Global Portfolio

Supplement dated March 18, 2025 to the

Statement of Additional Information dated May 1, 2024, as supplemented (the SAI)

This supplement should be read and retained in conjunction with the SAI for The Prudential Series Fund (the Trust) relating to the PSF Global Portfolio (the Portfolio), a series of the Trust. The Portfolio may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms used herein that are not otherwise defined shall have the meanings given to them in the SAI.

New Subadvisory Arrangement and Principal Investment Strategy Changes

The Board of Trustees of the Trust (the Board) recently approved removing LSV Asset Management (LSV), Massachusetts Financial Services Company (MFS), T. Rowe Price Associates, Inc. (T. Rowe Price) and William Blair Investment Management, LLC (William Blair) as subadvisers to the Portfolio. PGIM Quantitative Solutions LLC (PGIM Quantitative Solutions) will continue to serve as subadviser, and will now be sole subadviser, to the Portfolio. The Board also approved certain revisions to the principal investment strategies of the Portfolio. These changes are expected to become effective on or about May 1, 2025.

To reflect the changes described above, the SAI is hereby revised as follows, effective May 1, 2025:

I.All references and information for the Portfolio pertaining to T. Rowe Price and its portfolio managers with respect to the Portfolio are hereby removed from the SAI.

II.All references and information pertaining to LSV, MFS and William Blair are hereby removed from the SAI.

III.The table in Part I of the SAI entitled “Fee Waivers & Expense Limitations” is hereby revised by replacing the information pertaining to the Portfolio with the information set forth below:

Fee Waivers & Expense Limitations
Portfolio	Fee Waiver and/or Expense Limitation
PSF Global Portfolio	The Manager and the Distributor have contractually agreed to waive a portion of their investment management fee and distribution fee, respectively, equal to the amount of the investment management and distribution fee received from other affiliated funds to the Portfolio due to the Portfolio’s investment in any such affiliated funds. In addition, the
Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, 12b-1 fees, and certain other Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed
0.705% of the Portfolio's average daily net assets through June 30, 2026.
Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. Expenses waived/reimbursed by the
Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust's Board
PSFGPSAI

IV. The table in Part I of the SAI entitled “Portfolio Subadvisers and Fee Rates” is hereby revised by replacing the information pertaining to the Portfolio with the information set forth below:

Portfolio Subadvisers and Fee Rates

Portfolio	Subadviser(s)	Fee Rate
PSF Global Portfolio	PGIM Quantitative	0.197%
	Solutions LLC

V.The table in Part I of the SAI entitled “ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS— Other Accounts and Portfolio Ownership” is hereby revised by replacing the information pertaining to PGIM Quantitative Solutions with respect to the Portfolio with the information set forth below:

Subadviser	Portfolio	Registered	Other Pooled	Other Accounts*	Ownership
	Managers	Investment	Investment		of Portfolio
		Companies*	Vehicles*		Securities*
PGIM	George N.	77/$86,234,778,573.04	17/$3,602,959,265.63	45/$14,398,056,439.19	None
Quantitative	Patterson,			8/$2,179,663,074.30
Solutions	PhD,
LLC**	CFA, CFP
	Stacie L.	41/$36,596,617,925.6	16/$3,548,707,356.23	44/$14,113,694,342.94	None
Mintz,
CFA
	Wen Jin,	15/$6,164,509,281.88	8/$555,724,997.26	9/$2,516,962,465.45	None
PhD, CFA

*Information is as of December 31, 2024.

***Accounts are managed on a team basis. If a portfolio manager is a member of a team, any account managed by that team is included in the number of accounts and total assets for such portfolio manager (even if such portfolio manager is not primarily involved in the day-to-day management of the account).

“PGIM Quantitative Solutions Registered Investment Companies” includes mutual fund accounts and exchanged traded fund accounts. PGIM Quantitative Solutions may manage multiple accounts for a single Registered Investment Company. Each such account is included in the number of “Registered Investment Companies” noted above. “PGIM Quantitative Solutions LLC Other Pooled Investment Vehicles” includes commingled insurance company separate accounts, commingled trust funds and other commingled investment vehicles. “PGIM Quantitative Solutions LLC Other Accounts” includes single client accounts, managed accounts (which are counted as one account per managed account platform), asset allocation clients, and accounts of affiliates.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.